UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2017

GLOBAL WATER RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37756	90-0632193
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
21410 N. 19th Avenue #220, Phoenix, Arizona
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (480) 360-7775
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
On August 8, 2017, Global Water Resources, Inc. (the “Company”) issued a press release announcing its financial results for the quarterly period ended June 30, 2017. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.
Amendment of Global Water Resources, Inc. Deferred Phantom Stock Unit Plan dated as of January 1, 2011 (as amended on May 3, 2016).

On August 4, 2017, the board of directors of the Company adopted the second amendment (the “Second Amendment”) to the Global Water Resources, Inc. Deferred Phantom Stock Unit Plan dated as of January 1, 2011 (as amended on May 3, 2016) (the “Plan”). The material features of the Plan are described in our Prospectus filed on April 28, 2016 under the heading “Executive Compensation” which is incorporated by reference herein.   The Second Amendment provides that any Non-U.S. Taxpayer Director (as defined in the Second Amendment) who has not yet had a Separation Date (as defined in the Plan) may be permitted to specify one redemption date per calendar year (a “Specified Redemption Date”).  As of such Specified Redemption Date, the Non-U.S. Taxpayer Director may elect to redeem Deferred Phantom Stock Units, provided that following such redemption, the Non-U.S. Taxpayer Director continues to hold any combination of stock and/or Deferred Phantom Stock Units in excess of three (3) times the value of the Non-U.S. Taxpayer Director’s annual retainer determined as of the Specified Redemption Date.  All Deferred Phantom Stock Units held by a Non-U.S. Taxpayer Director that are redeemed on a Specified Redemption Date shall be paid in a single lump sum within thirty (30) days of the Specified Redemption Date.  In addition, if as of the Separation Date, a participant is a Non-U.S. Taxpayer Director, the Non-U.S. Taxpayer Director may elect to have the Deferred Phantom Stock Units valued on the Redemption Date (as defined in the Plan) and then the Non-U.S. Taxpayer Director may elect to receive the value of the Deferred Phantom Stock Units in up to three (3) equal annual installments with the first installment being paid on the Redemption Date and the remaining installments being paid on the second and third anniversaries of the Redemption Date.

The Second Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein, and the above description of the Second Amendment is qualified in its entirety by reference to such exhibit.  The description of the Plan referenced above is qualified in its entirety by the text of the Plan, which was filed as Exhibit 10.19 to our Registration Statement on Form S-1 filed on January 19, 2016 and Exhibit 10.3 to our Current Report on Form 8-K filed on May 4, 2016.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Second Amendment to Global Water Resources, Inc. Deferred Phantom Stock Unit Plan*
99.1	Press release of Global Water Resources, Inc., dated August 8, 2017

*    Compensation plan or arrangement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL WATER RESOURCES, INC.

Date: August 8, 2017	/s/ Michael J. Liebman
Michael J. Liebman
Chief Financial Officer